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| **EMPLOYMENT AND SEVERANCE AGREEMENT** | **CONTRATO DE TRABALHO E INDENIZAÇÃO** |
| This Employment and Severance Agreement (the “Agreement”) is entered into this 01 day of January, 2020, by and between **AGCO DO BRASIL SOLUÇÕES AGRÍCOLAS LTDA.**, a Brazilian limited liability company, headquartered in the City of Ribeirão Preto, State of São Paulo, at Avenida dos Bandeirantes, n° 384, Vila Virginia, CEP 14030-680, enrolled with the National Register of Legal Entities under no. 55.962.369/0001-77 (the “Company”), and **LUIS FERNANDO SARTINI FELLI** , | O presente Contrato de Trabalho e Indenização (“Contrato”) é firmado neste dia 01 de Janeiro de 2020, entre a **AGCO DO BRASIL SOLUÇÕES AGRÍCOLAS LTDA.**, sociedade empresária limitada, com sede social na Cidade de Ribeirão Preto, Estado de São Paulo, na Avenida dos Bandeirantes, n° 384, Vila Virginia, CEP 14030-680, inscrita no CNPJ/MF sob o n° 55.962.369/0001-77 (a “Sociedade”), e o Sr. **LUIS FERNANDO SARTINI FELLI** , |
| (the “Executive”). | “Executivo”). |
| **WITNESSETH:** | **CONSIDERANDO:** |
| In consideration of the mutual covenants and agreements hereinafter set forth, the Company and the Executive do hereby agree as follows: | Em consideração aos acordos e contratos mútuos doravante estabelecidos, a Sociedade e o Executivo, pelo presente, acordam o seguinte: |
| **1. EMPLOYMENT.** | **1. CONTRATAÇÃO.** |
| (a) The Company hereby employs the Executive, and the Executive hereby agrees to serve the Company in the position of Senior Vice President & General Manager South America upon the terms and conditions set forth in this Agreement. | (a) A Sociedade, pelo presente, contrata o Executivo e o Executivo, pelo presente, concorda em trabalhar para a Sociedade no cargo de Vice Presidente Senior & Gerente Geral América do Sul, de acordo com os termos e condições estabelecidos no presente Contrato. |
| (b) The employment term shall commence on this date and shall continue in effect until terminated in accordance with Section 5 or any other provision of the Agreement. | (b) O prazo de contratação terá início na presente data e permanecerá em vigor até sua rescisão de acordo com a Cláusula 5 ou qualquer outra disposição do Contrato. |
| **2. POSITION AND DUTIES.** | **2. CARGO E DEVERES.** |
| (a) The Executive shall serve as an Executive of the Company and shall perform such duties and responsibilities as may from time to time be prescribed by the Company’s board of directors (the “Board”), provided that such duties and responsibilities are consistent with the Executive’s position. The Executive shall perform and discharge faithfully, diligently and | (a) O Executivo trabalhará como um Executivo da Sociedade e cumprirá os deveres e responsabilidade que forem, de tempos em tempos, prescritos pelo conselho de administração da Sociedade (doravante denominado “Conselho”), ressalvando-se que os referidos deveres e responsabilidades sejam consistentes com |

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| to the best of his ability such duties and responsibilities and shall devote all of his working time and efforts to the business and affairs of the Company and its affiliates. | o cargo do Executivo. O Executivo praticará e cumprirá, dedicada e diligentemente, da melhor forma possível, os referidos deveres e responsabilidades e envidará todo o seu horário de trabalho e esforços aos negócios e assuntos da Sociedade e suas afiliadas. |
| (b) Within the scope of this Agreement, the Executive may perform duties for any company that is directly or indirectly linked to the company's group, whether for all or part of its working hours, including all the Company's plants in Brazil or abroad. | (b) Dentro do escopo do presente Contrato, o Executivo poderá cumprir deveres para qualquer sociedade que esteja direta ou indiretamente ligada ao Grupo da Sociedade, seja por todo ou parte do seu horário de trabalho, incluindo, todas as Plantas da Sociedade no Brasil ou no exterior. |
| (c) During the two (2) years following a Change in Control (as defined herein), the Executive's position (including offices, titles and reporting requirements), duties, and responsibilities shall not be reduced, and the Executive shall not be required to work at a location other than the location at which the Executive was based at the time of the Change in Control. | (c) Durante 2 (dois) anos em seguida à Mudança de Controle (conforme neste ato definida), o cargo (incluindo funções, direitos e exigências de relatórios), deveres e responsabilidades do Executivo não serão reduzidos, assim como não será exigido que o Executivo trabalhe em um local que não seja aquele em que o Executivo estava estabelecido na ocasião da Mudança de Controle. |
| **3. COMPENSATION AND BENEFITS.** | **3. REMUNERAÇÃO E BENEFÍCIOS.** |
| (a) BASE SALARY. The Company shall pay to the Executive a monthly base salary in the gross amount of R$ 129.145,75 (One hundred and twenty nine thousand one hundred and forty five reais and seventy five cents) ("Base Salary") payable in accordance with the Company's internal policies. The Base Salary will be subject to applicable tax and payroll deductions. The Executive's Base Salary will be annually restated in accordance with the applicable Company's internal policies. | (a) SALÁRIO-BASE. A Sociedade pagará ao Executivo um salário-base mensal no valor bruto de R$ 129.145,75 (Cento e vinte e nove mil cento e quarenta e cinco reais e setenta e cinco centavos) (doravante denominado "Salário-Base") pagável de acordo com as políticas internas da Sociedade. O Salário-Base estará sujeito às deduções de impostos e de folha de pagamento aplicáveis. O Salário-Base do Executivo será reajustado anualmente de acordo com as políticas internas aplicáveis da Sociedade. |
| (b) INCENTIVE COMPENSATION. Provided Executive has duly performed his obligations pursuant to this Agreement, the Executive shall be eligible to participate in the Management Incentive Compensation Plan and the Long-Term Incentive Plan (together, referred to as simply the "Plans") that is implemented by the Company. Participation in the Plans is subject to the specific terms and conditions of each of such plans programs and to the execution of the respective and specific agreements by the Executive. | (b) REMUNERAÇÃO DE INCENTIVO. Contanto que o Executivo tenha praticado devidamente suas obrigações de acordo com o presente Contrato, o Executivo terá o direito de participar do Plano de Remuneração de Incentivo à Gestão e o Plano de Incentivo a Longo Prazo (juntos doravante denominados simplesmente "Planos") que são implementados pela Sociedade. A participação nos Planos está sujeita aos termos e condições específicos de cada um dos referidos programas de planos e à execução dos respectivos e específicos contratos pelo Executivo. |

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| (b.1) The eligibility of the Executive in the Plans is discretionary and is determined in the sole and exclusive judgment of the Board, always in accordance with the rules and conditions set forth in the related documents. Therefore, nothing in this Agreement shall confer the Executive any right to participate in any future Plans. | (b.1) A elegibilidade do Executivo para os Planos é arbitrária e determinada pelo único e exclusivo parecer do Conselho, sempre de acordo com os regulamentos e condições estabelecidos nos documentos relacionados. Portanto, nada no presente Contrato conferirá ao Executivo qualquer direito de participar de quaisquer Planos futuros. |
| (b.2) Eligibility for any payment arising out of the Plans shall be conditioned on the Executive remaining employed in good standing with the Company at the time a payment for that year is performed. The Executive will not be considered employed if he has given notice of termination prior to the payment date. | (b.2) A elegibilidade para qualquer pagamento oriundo dos Planos será condicionada ao Executivo permanecer empregado em situação regular junto à Sociedade na ocasião em que um pagamento para esse ano seja efetuado. O Executivo não será considerado empregado caso tenha entregado notificação de rescisão antes da data de pagamento. |
| (b.3) The Plans governed by this Section 3 (b) may be increased, decreased or eliminated by the Company at its sole discretion, in accordance with the rules of such Plans. Therefore, the Company reserves the right to reasonably end or amend such Plans with appropriate notice at any time and to exclude the Executive from participating in such program or programs for any reason. | (b.3) Os Planos regidos pela presente Cláusula 3 (b) poderão ser aumentados, reduzidos ou eliminados pela Sociedade a seu exclusivo critério, de acordo com os regulamentos dos referidos Planos. Portanto, a Sociedade se reserva o direito de razoavelmente encerrar ou alterar os referidos Planos, com notificação apropriada, a qualquer momento, e excluir o Executivo da participação no referido programa ou programas por qualquer razão. |
| (c) OTHER BENEFITS. During the term of this Agreement, the Executive shall be entitled to participate in the employee benefit plans and arrangements which are available to senior executive officers of the Company, including, without limitation, group health and life insurance, pension and etc. | (c) OUTROS BENEFÍCIOS. Durante o prazo do presente Contrato, o Executivo terá o direito de participar de planos e acordos de benefício a funcionários disponíveis para diretores executivos seniores da Sociedade, incluindo, entre outros, seguro de saúde e de vida conjunto, pensão e etc. |
| (d) EXPENSES. The Company shall pay or reimburse the Executive for all reasonable and necessary expenses incurred by him in connection with his duties hereunder, upon submission by the Executive to the Company of such written evidence of such expenses as the Company may require. | (d) DESPESAS. A Sociedade pagará ou reembolsará o Executivo por todas as despesas razoáveis e necessárias incorridas por ele em relação aos seus deveres de acordo com o presente, mediante o envio pelo Executivo à Sociedade da comprovação por escrito das referidas despesas que a Sociedade possa requerer. |
| (e) COMPANY'S VEHICLE. Due to the position held and taking into account representation purposes and the necessity of a vehicle to perform the duties described in the present | (e) VEÍCULO DA SOCIEDADE. Devido ao cargo exercido e levando-se em consideração finalidades de representação |

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| Agreement, throughout the term of this Agreement the Company shall supply the Executive with a car, to be acquired and maintained by the Company. The Company will support the expenses incurred with licenses, Motor Vehicle Department Fees, fuel, maintenance, repair and insurance of such vehicle. However, the Executive will be responsible for the payment of tickets and/or fines that are issued to the license plate of the vehicle provided by the Company, while in possession of that vehicle. | e a necessidade de um veículo para cumprir os deveres descritos no presente Contrato, durante o prazo do presente Contrato a Sociedade fornecerá ao Executivo um automóvel, a ser adquirido e mantido pela Sociedade. A Sociedade arcará com as despesas incorridas com licenças, Taxas do Departamento de Veículos Automotores, combustível, manutenção, conserto e seguro do referido veículo. Entretanto, o Executivo será responsável pelo pagamento de multas e/ou penalidades que forem expedidas para a placa de automóvel do veículo fornecido pela Sociedade enquanto em posse desse veículo. |
| (f) TOTAL AND SOLE COMPENSATION. The Parties hereby declare and agree that the compensation set forth in this Section 3, is the total and sole compensation the Executive is entitled to under the terms of this Agreement, and covers all services and duties on behalf of the Company and or any other company that, directly or indirectly, belongs to the AGCO Group , including, among others, AGCO Argentina S.A. | (f) REMUNERAÇÃO TOTAL E EXCLUSIVA. As Partes, pelo presente, declaram e acordam que a remuneração estabelecida na presente Cláusula 3 é a remuneração total e exclusiva à qual o Executivo tem direito, de acordo com os termos do presente Contrato, e abrange todos os serviços e deveres em nome da Sociedade e/ou qualquer outra sociedade que, direta ou indiretamente, pertença ao Grupo AGCO, incluindo entre outras, a AGCO Argentina S.A. |
| (g) DEDUCTIONS. The Executive authorizes the discount in his compensation of any other debit of his responsibility as an employee of the Company, which includes, but does not limit, the salary anticipation, meals or meal allowances, transportation, life insurance and medical care. Moreover, the Executive shall agree to have any amounts due to losses and damages caused to the Company or third parties, because of willful intent, serious fault or negligence, deducted from his salary, in accordance with the applicable legislation, along with any deduction that the Employee has authorized, in addition to the deductions to his salary required by law. | (g) DEDUÇÕES. O Executivo autoriza o desconto, em sua remuneração, de qualquer outro débito de sua responsabilidade como funcionário da Sociedade, o que inclui, entre outros, adiantamento de salário, refeições ou vale-refeições, transporte, seguro de vida e assistência médica. Além disso, o Executivo concordará em ter quaisquer quantias, provenientes de perdas e danos causados à Sociedade ou terceiros, devido a intenção proposital, falta ou negligência grave, deduzidas de seu salário, de acordo com a legislação aplicável, acompanhadas de qualquer dedução que o Empregador tiver autorizado, além das deduções ao seu salário exigidas por lei. |
| (h) MODIFICATION OF BENEFITS. Without by implication limiting the foregoing, during the two (2) years following a Change in Control, the Executive's compensation, including Base Salary, incentive compensation opportunity, other benefits and fringe benefits shall not be reduced. Notwithstanding the foregoing, the Company shall be entitled to modify the group health benefits provided such modifications are | (h) ALTERAÇÃO DE BENEFÍCIOS. Sem implicitamente limitar o acima exposto, durante 2 (dois) anos, em seguida à Mudança de Controle, a remuneração, incluindo o Salário-Base, oportunidades de remuneração de incentivo, outros benefícios e benefícios extras, do Executivo não serão reduzidos. Não obstante o acima exposto, a Sociedade terá o direito de |

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| applicable to all similarly situated management employees. To the extent that the Company is not able to continue life, group health or similar benefits as a result of the terms of the applicable plans or insurance policies, the Company shall pay the Executive the cost, no less frequently than monthly, that the Executive must incur to obtain such benefits privately. | alterar os benefícios de seguro de saúde conjunto, contanto que as referidas alterações sejam aplicáveis a todos os funcionários de gestão similarmente situados. À medida que a Sociedade não possa dar continuidade aos benefícios de seguro de vida, de seguro de saúde conjunto ou similares como resultado dos termos dos planos ou políticas de seguro aplicáveis, a Sociedade pagará ao Executivo os custos, no mínimo mensalmente, que o Executivo deva incorrer para obter os referidos benefícios de maneira particular. |
| **4. RESTRICTIVE COVENANTS** | **4. ACORDOS RESTRITIVOS** |
| (a) ACKNOWLEDGMENTS. The Executive acknowledges that as an Executive Officer of the Company (i) he frequently will be exposed to certain "Trade Secrets" and "Confidential Information" of the Company (as those terms are defined in Subsection 4(b)), (ii) his responsibilities on behalf of the Company will extend to all geographical areas where the Company is doing business, and (iii) any competitive activity on his part during the term of his employment and for a reasonable period thereafter would necessarily involve his use of the Company's Trade Secrets and Confidential Information and, therefore, would unfairly threaten the Company's legitimate business interests, including its substantial investment in the proprietary aspects of its business and the goodwill associated with its customer base. Moreover, the Executive acknowledges that, in the event of the termination of his employment with the Company, he would have sufficient skills to find alternative, commensurate work in his field of expertise that would not involve a violation of any of the provisions of this Section 4. Therefore, the Executive acknowledges and agrees that it is reasonable for the Company to require him to abide by the covenants set forth in this Section 4. The parties acknowledge and agree that if the nature of the Executive's responsibilities for or on behalf of the Company and the geographical areas in which the Executive must fulfill them materially change, the parties will execute appropriate amendments to the scope of the covenants in this Section 4. | (a) RECONHECIMENTOS. O Executivo reconhece que, na qualidade de Diretor Executivo da Sociedade, (i) ele freqüentemente estará exposto a determinados "Segredos Comerciais" e "Informações Confidenciais" da Sociedade (termos estes conforme definidos na Subcláusula 4(b)), (ii) suas responsabilidades em nome da Sociedade se estenderão a todas as áreas geográficas onde a Sociedade estiver realizando negócios e (iii) qualquer atividade concorrente de sua parte durante o prazo de sua contratação e por um período posterior razoável envolveria inevitavelmente sua utilização dos Segredos Comerciais e Informações Confidenciais da Sociedade e, portanto, ameaçaria injustamente os interesses comerciais legítimos da Sociedade, incluindo seu investimento substancial nos aspectos proprietários de seus negócios e a credibilidade associada à sua base de clientes. Além disso, o Executivo reconhece que, no caso da rescisão de sua contratação junto à Sociedade, ele teria habilidades suficientes para encontrar trabalho alternativo e proporcional em sua área profissional que não envolvesse uma violação de qualquer uma das disposições da presente Cláusula 4. Portanto, o Executivo reconhece e concorda que é razoável à Sociedade requerer que ele aja conforme os acordos estabelecidos na presente Cláusula 4. As partes reconhecem e concordam que se a natureza das responsabilidades do Executivo, para com a Sociedade ou em seu nome, e as áreas geográficas nas quais o Executivo deve cumpri-las mudar substancialmente, as |

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| | partes realizarão alterações apropriadas ao escopo dos acordos constantes na presente Cláusula 4. |
| (b) DEFINTIONS. | (b) DEFINIÇÕES. |
| (i) "Business of Company" means designing, manufacturing, marketing, and distributing agricultural equipment. | (i) "Negócios da Sociedade" significa projeto, fabricação, comercialização e distribuição de equipamentos agrícolas. |
| (ii) "Material Contact" as used in the non-solicitation provision below means personal contact or the supervision of the efforts of those who have personal contact with an existing or potential Customer or Vendor in an effort to further or create a business relationship between the Company and such existing or potential Customer or Vendor. | (ii) "Contato Relevante", conforme utilizado na disposição de não indução abaixo, significa contato pessoal ou a supervisão dos esforços daqueles que têm contato pessoal com um Cliente ou Vendedor existente ou potencial com o intuito de fomentar ou criar uma relação comercial entre a Sociedade e o referido Cliente ou Vendedor existente ou potencial. |
| (iii) "Confidential Information" means information about the Company, its Executives, and Customers which is not generally known outside of the Company, which the Executive learns of in connection with the Executive's employment with the Company, and which would be useful to competitors of the Company or potentially harmful to the Company's reputation. Confidential Information includes, but is not limited to: (1) business and employment policies, marketing methods and the targets of those methods, finances, business plans, promotional materials and price lists; (2) the terms upon which the Company hires employees and provides services to its Customers; (3) the nature, origin, composition and development of the Company's products and services; and (4) the manner in which the Company provides products and services to its Customers. | (iii) "Informações Confidenciais" significa informações sobre a Sociedade, seus Executivos e Clientes que não são geralmente conhecidas fora da Sociedade, que o Executivo toma conhecimento em relação à contratação do Executivo pela Sociedade e que seria útil aos concorrentes da Sociedade ou potencialmente prejudicial à reputação da Sociedade. As Informações Confidenciais incluem, entre outros: (1) políticas de negócios e contratação, métodos de comercialização e os objetivos desses métodos, finanças, planos comerciais, materiais promocionais e listas de preços; (2) os termos pelos quais a Sociedade contrata funcionários e presta serviços aos seus Clientes; (3) a natureza, origem, composição e desenvolvimento dos produtos e serviços da Sociedade; e (4) a maneira na qual a Sociedade fornece produtos e serviços aos seus Clientes. |
| (iv) "Trade Secrets" means any information which derives independent economic value, actual or potential, with respect to the COMPANY or any other company within the AGCO Group, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use and is the subject of efforts to maintain its secrecy that are reasonable under the circumstances, including, but not limited to, trade secrets, customer lists, sales records and other proprietary commercial information. Said term, however, shall not include general "know-how" information acquired by the | (iv) "Segredos Comerciais" significa quaisquer informações que derivem valor econômico independente, real ou potencial, com relação à SOCIEDADE ou qualquer outra sociedade dentro do Grupo AGCO, do fato de não serem geralmente conhecidas por (e não serem imediatamente averiguáveis por meios apropriados por) outras pessoas que podem obter valor econômico de sua divulgação ou utilização e sejam o objeto de esforços para manter seu sigilo que sejam razoáveis de acordo com as circunstâncias, incluindo, entre outros, segredos comerciais, listas de clientes, |

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| Executive prior to or during the course of the Executive's service which could have been obtained by him from public sources without the expenditure of significant time, effort and expense which does not relate to the Company or any other company within the AGCO Group. | registros de vendas e outras informações comerciais proprietárias. O referido termo, entretanto, não incluirá informações de "know-how" gerais adquiridas pelo Executivo, antes ou durante o curso do serviço do Executivo, que poderiam ter sido obtidas por ele de fontes públicas sem o dispêndio de tempo, esforço e gastos que não se relacionam à Sociedade ou qualquer outra sociedade dentro do Grupo AGCO. |
| (v) "Territory" means those countries and areas of actuation of the Company. | (v) "Território" significa os países e áreas de atuação da Sociedade. |
| (c) COVENANT OF CONFIDENTIALITY. During the term of this Agreement, the Executive agrees only to use and disclose Confidential Information in connection with his duties hereunder and to otherwise maintain the secrecy of the same. The Executive agrees that for a period of five years following the cessation of his employment for any reason, he shall not directly or indirectly divulge or make use of any Confidential Information or Trade Secrets of the Company without prior written consent of the Company. The Executive further agrees that if he is questioned about information subject to this Agreement by anyone not authorized to receive such information, he will promptly notify the General Counsel. This Agreement does not limit the remedies available under common or statutory law, which may impose longer duties of non-disclosure. The Executive will immediately notify the Chairman of the Board if he receives any subpoenas which could require the disclosure of Confidential Information, so that the Company may take whatever actions it deems necessary to protect its interests. | (c) ACORDO DE CONFIDENCIALIDADE. Durante o prazo do presente Contrato, o Executivo acorda em apenas utilizar e divulgar as Informações Confidenciais relacionadas aos seus deveres de acordo com o presente e, de outra forma, manter o sigilo destas. O Executivo acorda que por um período de cinco anos após o término de sua contratação por qualquer razão, ele não divulgará ou fará uso, direta ou indiretamente, de quaisquer Informações Confidenciais ou Segredos Comerciais da Sociedade sem a prévia autorização por escrito da Sociedade. O Executivo acorda ainda que se for questionado sobre informações, relacionadas ao presente Contrato, por qualquer pessoa não autorizada a receber as referidas informações, ele notificará imediatamente o Conselheiro Geral. O presente Contrato não restringe os recursos disponíveis de acordo com o direito comum ou estatutário, os quais possam impor deveres extensos de não divulgação. O Executivo notificará imediatamente o Presidente do Conselho caso receba quaisquer intimações que possam requerer a divulgação de Informações Confidenciais, de forma que a Sociedade possa tomar quaisquer medidas que julgar necessárias para proteger seus interesses. |
| (d) COVENANT OF NON-COMPETITION. The Executive agrees that while employed by the Company and for a period of twenty-four (24) months following the cessation of his employment for any reason (the "Restriction Period"), he will not compete with the Business of Company by performing services of the same or similar type as those he performed for the Company as an employee, contractor, | (d) ACORDO DE NÃO CONCORRÊNCIA. O Executivo acorda que enquanto estiver contratado pela Sociedade e por um período de 24 (vinte e quatro) meses após o término de sua contratação por qualquer razão (doravante denominado "Período de Restrição"), ele não concorrerá com os Negócios da Sociedade por meio da prestação de serviços iguais ou similares |

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| consultant, officer, director or agent for any person or entity engaged in the Business of Company. Likewise, the Executive will not perform activities of the type, which in the ordinary course of business would involve the utilization of Confidential Information or Trade Secrets protected from disclosure by Section 4 (c) of this Agreement. This paragraph restricts competition only within the Territory. | àqueles por ele prestados à Sociedade, na qualidade de funcionário, contratado, consultor, diretor, conselheiro ou agente, a qualquer pessoa ou entidade engajada nos Negócios da Sociedade. Do mesmo modo, o Executivo não realizará atividades do tipo, as quais, no andamento normal dos negócios, envolveriam a utilização das Informações Confidenciais ou Segredos Comerciais protegidos de divulgação pela Cláusula 4 (c) do presente Contrato. O presente parágrafo restringe concorrência apenas dentro do Território. |
| (d.1) The Executive fully understands and agrees that the foregoing restriction is necessary in order to safeguard the interests of the Company, and that the provisions of Section 4.(d) shall not prevent the Executive from finding alternative employment. Therefore, the Executive fully understands and agrees that the foregoing restriction does not violate his freedom of work, representing only a partial restriction, necessary for the adequate and lawful protection of the Company's business, and do not, and will not during or after the Restriction Period, affect his professional and personal interests. | (d.1) O Executivo compreende e concorda inteiramente que a restrição precedente é necessária para salvaguardar os interesses da Sociedade, e que as disposições da Cláusula 4.(d) não impedirão o Executivo de encontrar contratação alternativa. Portanto, o Executivo compreende e concorda inteiramente que a restrição precedente não viola sua liberdade de trabalhar, representando apenas uma restrição parcial, necessária para a proteção adequada e legal dos negócios da Sociedade, e não afeta, nem afetará, durante ou após o Período de Restrição, seus interesses profissionais e pessoais. |
| (d.2) As consideration for the compliance with the restrictions imposed by Section 4(d) of this Agreement, the Company agrees to fairly indemnify the Executive by paying him an indemnification equivalent to 70% (seventy percent) of his monthly base compensation at the time of termination, less applicable withholding for taxes. Such indemnification will be payable in 24 (twenty four) monthly and equal installments during the Restriction Period, unless the Executive breaches the provision of item 4(d). | (d.2) Como contraprestação pelo cumprimento das restrições impostas pela Cláusula 4(d) do presente Contrato, a Sociedade acorda em indenizar razoavelmente o Executivo pagando-lhe uma indenização equivalente a setenta por cento (70%) de sua remuneração-base mensal na ocasião da rescisão, menos retenção aplicável de impostos. A referida indenização será pagável em vinte e quatro (24) parcelas mensais e de igual valor durante o Período de Restrição, a menos que o Executivo viole a disposição do item 4(d). |
| (d.3) In the event of a breach by the Executive of the commitments assumed under Section 4(d) above, the payments foreseen in Section 4(d.2) above shall cease immediately, and the Executive shall return to the Company the amount already received as indemnification for the compliance with Section 4(d). In case the Executive does not return the amount referred to in this item 4(d.3) upon demand of the Company, then, from that day on which the return becomes due, such amount shall be monetarily restated in accordance with IGPM | (d.3) No caso de uma violação por parte do Executivo dos compromissos assumidos de acordo com a Cláusula 4(d) acima, os pagamentos previstos na Cláusula 4(d.2) acima serão imediatamente interrompidos e o Executivo devolverá à Sociedade a quantia já recebida como indenização pelo cumprimento da Cláusula 4(d). Caso o Executivo não devolva a quantia mencionada no presente item 4(d.3), mediante exigência da Sociedade, então, a partir desse dia em que a devolução se |

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| (Market General Price Index) and interests will be added at a rate of 12% (twelve percent) per annum. | tornar devida, a referida quantia será monetariamente reajustada de acordo com o IGPM (Índice Geral de Preços do Mercado) e juros serão acrescidos a uma taxa de doze por cento (12%) ao ano. |
| (d.4) In the event that the Company gives the Executive release, in writing, from his obligations assumed under Section 4(d), the payment of the indemnification foreseen in Section 4(d.2) will not be due. The amounts of indemnification already paid and/or advanced will not be returned by the Executive to the Company. | (d.4) Caso a Sociedade dê ao Executivo quitação, por escrito, de suas obrigações assumidas de acordo com a Cláusula 4(d), o pagamento da indenização previsto na Cláusula 4(d.2) não será devido. As quantias da indenização já pagas e/ou antecipadas não serão devolvidas pelo Executivo à Sociedade. |
| (d.4.1) The eventual notice of release by the Company to the Executive above-mentioned, must be given to the Executive up to the 30th day following the cessation of his employment for any reason. | (d.4.1) Eventual aviso de liberação pela empresa para o Executivo conforme acima mencionado, será dado para o Executivo em até 30 (trinta) dias depois da cessação do seu trabalho por qualquer razão. |
| (d.5) Although the Executive shall not be required to mitigate the amount of any payment provided for in Subsection 4(d.2) by seeking other employment, any such payments shall be reduced by any amounts which the Executive receives or is entitled to receive from another employer with respect to the Restriction Period. The Executive shall promptly notify the Company in writing in the event that other employment is obtained during the Restriction Period. | (d.5) Mesmo que não seja requerido ao Executivo atenuar a quantia de qualquer pagamento disposto na Subcláusula 4(d.2) por meio da busca de outra contratação, quaisquer referidos pagamentos serão reduzidos por quaisquer quantias que o Executivo receber ou tiver o direito de receber de outro empregador, com relação ao Período de Restrição. O Executivo notificará imediatamente à Sociedade, por escrito, caso outra contração seja obtida durante o Período de Restrição. |
| (d.6) In addition to the provisions of Section 4(d.3), the Executive acknowledges, understands and agrees that the Company will suffer damages as a result of the Executive's breach of Section 4(d). Accordingly, the lack of delivery of the covenants agreed in such mentioned Section shall cause the Executive to be liable for the damages caused by such default, regardless of any civil or penal applicable legal remedies provided for in the Brazilian laws. | (d.6) Além das disposições da Cláusula 4(d.3), o Executivo reconhece, compreende e acorda que a Sociedade sofrerá prejuízos como resultado da violação, por parte do Executivo, da Cláusula 4(d). Conseqüentemente, o não cumprimento dos acordos realizados na referida Cláusula fará com que o Executivo seja responsável pelos prejuízos causados pelo referido inadimplemento, independentemente de quaisquer recursos legais civis ou criminais aplicáveis dispostos nas leis brasileiras. |
| (d.7) Should the provisions of this Section 4(d) be considered overbroad by a competent jurisdiction, the parties agree that the provisions herein shall be applied to the maximum extent authorized by law. | (d.7) Se as disposições da presente Cláusula 4(d) forem consideradas excessivas por uma jurisdição competente, as partes acordam que as disposições constantes no presente serão aplicadas até o limite autorizado por lei. |
| (e) COVENANT OF NON-SOLICITATION. The Executive agrees that while employed by the Company and for a period of twenty-four | (e) ACORDO DE NÃO INDUÇÃO. O Executivo acorda que enquanto estiver contratado pela Sociedade e por um |

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| (24) months following the cessation of his employment for any reason, he will not directly or indirectly solicit or attempt to solicit any business in competition with the Business of Company from any of the Customers with whom the Executive had Material Contact within the last 18 months of his employment with the Company. The Executive further agrees that for a period of twenty-four (24) months following the cessation of his employment, he will not directly or indirectly solicit or attempt to solicit any Vendors of the Company with whom he had Material Contact during the last 18 months of his employment with the Company to provide services to any person or entity which competes with the Business of Company. | período de 24 (vinte e quatro) meses após o término de sua contratação por qualquer razão, ele não induzirá ou intencionará induzir, direta ou indiretamente, quaisquer negócios, em concorrência com os Negócios da Sociedade, de qualquer um dos Clientes com quem o Executivo teve Contato Relevante dentro dos últimos 18 meses de sua contratação junto à Sociedade. O Executivo acorda também que por um período de 24 (vinte e quatro) meses após o término de sua contratação, ele não induzirá ou intencionará induzir, direta ou indiretamente, quaisquer Vendedores da Sociedade com os quais ele teve Contato Relevante durante os últimos 18 meses de sua contratação junto à Sociedade a prestar serviços a qualquer pessoa ou entidade que concorra com os Negócios da Sociedade. |
| (f) COVENANT OF NON-RECRUITMENT. The Executive agrees that while employed by the Company and for a period of twenty-four (24) months following the cessation of his employment for any reason, he will not directly or indirectly solicit or attempt to solicit any other employee of the Company for the purpose of encouraging, enticing, or causing said employee to voluntarily terminate employment with the Company. | (f) ACORDO DE NÃO RECRUTAMENTO. O Executivo acorda que enquanto estiver contratado pela Sociedade e por um período de 24 (vinte e quatro) meses após o término de sua contratação por qualquer razão, ele não induzirá ou intencionará induzir, direta ou indiretamente, qualquer outro funcionário da Sociedade com a finalidade de encorajar, incitar ou fazer com que referido funcionário rescinda voluntariamente sua contratação junto à Sociedade. |
| (g) COVENANT TO RETURN PROPERTY AND INFORMATION. The Executive agrees to return all of the Company's property within seven (7) days following the cessation of his employment for any reason. Such property includes, but is not limited to, the original and any copy (regardless of the manner in which it is recorded) of all information provided by the Company to the Executive, or which the Executive has developed or collected in the scope of his employment with the Company, as well as all Company-issued equipment, supplies, accessories, vehicles, keys, instruments, tools, devices, computers, cell phones, pagers, materials, documents, plans, records, notebooks, drawings, or papers. | (g) ACORDO PARA DEVOLUÇÃO DE BENS E INFORMAÇÕES. O Executivo acorda em devolver todos os bens da Sociedade dentro de 7 (sete) dias após o término de sua contratação por qualquer razão. Os referidos bens incluem, entre outros, o original e qualquer cópia (independentemente da maneira de registro) de todas as informações fornecidas pela Sociedade ao Executivo, ou que o Executivo tenha desenvolvido ou reunido no escopo de sua contratação pela Sociedade, bem como todos os equipamentos, suprimentos, acessórios, veículos, chaves, instrumentos, ferramentas, aparelhos, computadores, celulares, pagers, materiais, documentos, planos, registros, notebooks, desenhos ou papéis enviados pela Sociedade. |
| (h) ASSIGNMENT OF WORK PRODUCT AND INVENTIONS. The Executive hereby assigns and grants to the Company (and will | (h) CESSÃO DE PRODUTOS E INVENÇÕES DO TRABALHO. O Executivo, pelo presente, cede e outorga à Sociedade |

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| upon request take any actions needed to formally assign and grant to the Company and/or obtain patents, trademark registrations or copyrights belonging to the Company) the sole and exclusive ownership of any and all inventions, information, reports, computer software or programs, writings, technical information or work product collected or developed by the Executive, alone or with others, during the term of the Executive's employment. This duty applies whether or not the forgoing inventions or information are made or prepared in the course of employment with the Company, so long as such inventions or information relate to the Business of Company and have been developed in whole or in part during the term of the Executive's employment. The Executive agrees to advise the Company in writing of each invention that Executive, alone or with others, makes or conceives during the term of Executive's employment. The Executive had not developed any invention before the Executive came to work for the Company. | (e tomará, mediante solicitação, quaisquer medidas necessárias para ceder e outorgar formalmente à Sociedade e/ou obter patentes, registros de marca registrada ou direitos autorais pertencentes à Sociedade) a propriedade única e exclusiva de todas e quaisquer invenções, informações, relatórios, software ou programas de computador, textos, informações técnicas ou produto de trabalho reunido ou desenvolvido pelo Executivo, sozinho ou com outras pessoas, durante o prazo da contratação do Executivo. O presente dever é aplicável, independentemente de as invenções ou informações terem sido feitas ou elaboradas no decorrer da contratação pela Sociedade, contanto que as referidas invenções ou informações estejam relacionadas aos Negócios da Sociedade e tenham sido desenvolvidas, no todo ou em parte, durante o prazo da contratação do Executivo. O Executivo acorda em informar a Sociedade, por escrito, sobre cada invenção que o Executivo, sozinho ou com outras pessoas, fizer ou produzir durante o prazo da contratação do Executivo. O Executivo não desenvolveu nenhuma invenção antes de vir trabalhar para a Sociedade. |
| (i) REMEDIES FOR VIOLATION OF RESTRICTIVE COVENANTS. The Executive acknowledges that the Company would suffer irreparable harm if the Executive fails to comply with the foregoing, and that the Company would be entitled to any appropriate relief, including money damages, injunctive and other equitable relief and attorneys' fees. The Executive agrees that the pendency of any claim whatsoever against the Company shall not constitute a defense to the enforcement of this Noncompetition Agreement by the Company. | (i) RECURSOS POR VIOLAÇÃO DE ACORDOS RESTRITIVOS. O Executivo reconhece que a Sociedade sofreria danos irreparáveis caso o Executivo não cumpra o acima exposto, e que a Sociedade teria o direito a qualquer reparação apropriada, incluindo indenizações em dinheiro, medidas liminares e outras medidas eqüitativas e honorários advocatícios. O Executivo acorda que a pendência de qualquer reivindicação contra a Sociedade não constituirá uma defesa à execução do presente Contrato de Não Concorrência pela Sociedade. |
| (j) SEVERABILITY. In the event that any one or more of the provisions of these restrictive covenants shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Moreover, if any one or more of the provisions contained in these restrictive covenants shall be held to be excessively broad as to duration, activity or subject, the parties authorize the Court in which such action is pending to modify said covenants and enforce them to the extent | (j) INDEPENDÊNCIA DAS DISPOSIÇÕES CONTRATUAIS. Caso qualquer uma ou mais das disposições dos presentes acordos restritivos seja considerada inválida, ilegal ou inexeqüível, a validade, legalidade e exeqüibilidade das disposições remanescentes não serão, de forma alguma, afetadas ou prejudicadas por isso. Além disso, caso qualquer uma ou mais das disposições contidas nos presentes acordos restritivos seja considerada excessivamente extensa quanto à sua duração, atividade ou |

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| that the Court deems reasonable. | assunto, as partes autorizam o Tribunal, no qual a referida medida esteja pendendo, para modificar os referidos acordos e fazê-los vigorar na medida que o Tribunal julgar razoável. |
| **5. TERMINATION.** | **5. RESCISÃO.** |
| (a) DEATH. This Agreement shall terminate upon the death of the Executive, provided, however, that for purposes of the payment of Base Salary to the Executive, the death of the Executive shall be deemed to have occurred ninety (90) days from the last day of the month in which the death of the Executive shall have occurred. | (a) FALECIMENTO. O presente Contrato será rescindido na ocasião do falecimento do Executivo, tendo em vista, entretanto, que para os propósitos do pagamento do Salário-Base ao Executivo, o falecimento do Executivo será considerado como tendo ocorrido 90 (noventa) dias após o último dia do mês em que o falecimento do Executivo tiver ocorrido. |
| (b) CAUSE. The Company may terminate the Executive's employment hereunder for Cause by giving written Notice of Termination to the Executive. For the purposes of this Agreement, in addition to the provisions of Article 482 of the Brazilian Labor Code, the Company shall have "Cause" to terminate the Executive's employment hereunder upon: (i) the conviction of Executive of, or the entry of a plea of guilty, first offender probation before judgment, or *nolo contendere* by Executive to, any felony; (ii) fraud, misappropriation or embezzlement by Executive; (iii) Executive's willful failure or gross negligence in the performance of his assigned duties for the Company, which failure or negligence continues for more than or was not remedied within thirty (30) calendar days following Executive's receipt of written notice of such willful failure or gross negligence; (iv) Executive's failure to follow reasonable and lawful directives of the Board or his breach of his fiduciary duty to the Company, which failure is not remedied within thirty (30) calendar days following Executive's receipt of written notice of such failure; (v) any act or omission of Executive that has a demonstrated and material adverse impact on the Company's business or reputation for honesty and fair dealing, other than an act or failure to act by Executive in good faith and without reason to believe that such act or failure to act would adversely impact on the Company's business or reputation for honesty and fair dealing; or (vi) the breach by Executive of any material term of this Agreement, which breach continues for more than or was not remedied within thirty (30) calendar days following Executive's receipt of written notice of such | (b) JUSTA CAUSA. A Sociedade poderá rescindir a contratação do Executivo, de acordo com o presente, por Justa Causa mediante a entrega de Notificação de Rescisão por escrito ao Executivo. Para as finalidades do presente Contrato, em acréscimo às disposições do Artigo 482 do Código Trabalhista brasileiro, a Sociedade terá "Justa Causa" para rescindir a contratação do Executivo, de acordo com o presente, mediante: (i) a condenação do Executivo, declaração de culpa, sursis de réu primário perante julgamento ou *nolo contendere* por parte do Executivo por qualquer crime; (ii) fraude, apropriação indevida ou peculato por parte do Executivo; (iii) falha intencional ou negligência grave do Executivo no cumprimento de seus deveres designados para a Sociedade, falha ou negligência esta que continue por mais de (ou não tenha sido remediada dentro de) 30 (trinta) dias civis posteriores ao recebimento de notificação por escrito ao Executivo sobre a referida falha intencional ou negligência grave; (iv) falha do Executivo em obedecer as diretrizes razoáveis e legais do Conselho ou a violação de seu dever fiduciário para com a Sociedade, falha esta que não seja remediada dentro de 30 (trinta) dias civis posteriores ao recebimento de notificação por escrito ao Executivo sobre a referida falha; (v) qualquer ato ou omissão do Executivo que tenha um impacto adverso demonstrado e material sobre os negócios ou reputação da Sociedade em relação a honestidade e conduta justa, exceto um ato ou falha em atuar por parte do Executivo, de boa-fé e sem razões para crer que o |

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| breach. | referido ato ou falha em atuar causaria adversamente um impacto sobre os negócios ou reputação da Sociedade em relação a honestidade e conduta justa; ou (vi) a violação pelo Executivo de qualquer termo relevante do presente Contrato, violação esta que continue por mais de (ou não tenha sido remediada dentro de) 30 (trinta) dias civis posteriores ao recebimento de notificação por escrito ao Executivo sobre a referida violação. |
| (c) WITHOUT CAUSE; GOOD REASON. | (c) SEM JUSTA CAUSA; BOM MOTIVO. |
| (i) The Company may terminate the Executive's employment hereunder without Cause, by giving written Notice of Termination (as defined in Section 5(d) to the Executive. | (i) A Sociedade poderá rescindir a contratação do Executivo, de acordo com o presente, sem Justa Causa, por meia da entrega de Notificação de Rescisão por escrito (conforme definida na Cláusula 5(d)) ao Executivo. |
| (ii) The Executive may terminate his employment hereunder, by giving written Notice of Termination to the Company. For the purposes of this Agreement, the Executive shall have "Good Reason" to terminate his employment hereunder upon (a) a substantial reduction in the Executive's aggregate Base Salary and annual incentive compensation taken as a whole, excluding any reductions caused by the performance of the Company or the Executive, including but not limited to, the failure by the Executive to achieve performance targets established from time to time by the Board and/or under the Long Term Incentive Plan or from below budget performance by the Company, or (b) the Company's failure to make payments of Base Pay and incentive compensation, but only upon notice of such failure given by the Executive and the subsequent failure of the Company to cure the non-payment within thirty (30) days of such notice. | (ii) O Executivo poderá rescindir sua contratação, de acordo com o presente, por meia da entrega de Notificação de Rescisão por escrito à Sociedade. Para as finalidades do presente Contrato, o Executivo terá "Bom Motivo" para rescindir sua contratação, de acordo com o presente, mediante (a) uma redução substancial no Salário-Base acumulado e remuneração de incentivo anual do Executivo recebidos como um todo, exceto quaisquer reduções causadas pelo desempenho da Sociedade ou do Executivo, incluindo, entre outros, a falha por parte do Executivo em alcançar metas de desempenho estabelecidas, de tempos em tempos, pelo Conselho e/ou de acordo com o Plano de Incentivo a Longo Prazo ou do baixo desempenho de orçamento pela Sociedade, ou (b) falha da Sociedade em efetuar pagamentos do Salário-Base e remuneração de incentivo, mas apenas mediante notificação da referida falha entregue pelo Executivo e a subseqüente falha da Sociedade em remediar o não pagamento dentro de 30 (trinta) dias da referida notificação. |
| (d) NOTICE OF TERMINATION. Any termination by the Company pursuant to the Subsections (c)(i) above, by the Executive pursuant to Subsection (c)(ii) above or by his voluntary resignation, shall be communicated by written Notice of Termination from the party issuing such notice to the other party hereto. For purposes of this Agreement, a "Notice of | (d) NOTIFICAÇÃO DE RESCISÃO. Qualquer rescisão pela Sociedade, de acordo com a Subcláusula (c)(i) acima, pelo Executivo, de acordo com a Subcláusula (c)(ii) acima, ou por demissão voluntária será comunicada mediante Notificação de Rescisão, por escrito, da parte que emitir a referida notificação à outra parte do |

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| Termination" shall mean a notice, which shall indicate the specific termination provision of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination. A date of termination specified in the Notice of Termination shall not be dated earlier than ninety (90) days from the date such Notice is delivered or mailed to the applicable party, except in the of notice under Subsection (b), which may specify an earlier termination date) and no later than two (2) years after the initial existence of the failure. | presente. Para as finalidades do presente Contrato, uma "Notificação de Rescisão" significará uma notificação indicando a disposição específica de rescisão do presente Contrato, conforme acordado e deve estabelecer com detalhes razoáveis os fatos e circunstâncias alegados como base para tal rescisão. Uma data de rescisão especificada na Notificação de Rescisão não será fixada antes que 90 (noventa) dias após a data em que a referida Notificação for entregue ou enviada por correio à parte aplicável, salvo em casos de aviso da Subseção (b), que pode especificar uma data de término anterior e, no máximo, dois (2) anos após a existência inicial da falha. |
| (d.1) Notwithstanding the foregoing, the Company may immediately terminate Executive's employment at any time during the term of this Agreement for Cause, as defined in Section 5(b) without notice and with no obligation to pay any indemnification amount to the Executive, except those expressly required by law. | (d.1) Não obstante o acima exposto, a Sociedade poderá rescindir imediatamente a contratação do Executivo, a qualquer momento, durante o prazo do presente Contrato, por Justa Causa, conforme definido na Cláusula 5(b), sem notificação e sem nenhuma obrigação de pagar qualquer quantia de indenização ao Executivo, exceto aquelas expressamente exigidas por lei. |
| (e) OBLIGATION TO PAY. In cases of termination under Sections 5(c), 5(c)(i), 5(c)(ii), and due to voluntary termination by the Executive, the Executive will be entitled to the severance payments foreseen in the applicable Labor Law at the date of termination. If the Executive's employment shall be terminated by reason of death, the estate of the Executive shall be paid all sums otherwise payable to the Executive through the end of the third month after the month in which the death of the Executive occurred, including all bonus or other incentive benefits accrued or accruable to the Executive through the end of the month in which the death of the Executive occurred, in addition to the statutory payments foreseen in the applicable Labor Law at the date of termination. | (e) OBRIGAÇÃO DE PAGAMENTO. Nos casos de rescisão, de acordo com as Cláusulas 5(c), 5(c)(i), 5(c)(ii), e devido a rescisão voluntária por parte do Executivo, o Executivo terá o direito aos pagamentos de indenização previstos na Lei Trabalhista aplicável na data de rescisão. Se a contratação do Executivo for rescindida por razão de falecimento, serão pagas ao espólio do Executivo todas as somas de outra forma pagáveis ao Executivo até o fim do terceiro mês após o mês em que o falecimento do Executivo ocorreu, incluindo todos os bônus ou outros benefícios de incentivo acumulados ou acumuláveis ao Executivo até o fim do mês em que o falecimento do Executivo ocorreu, além dos pagamentos estatutários previstos na Lei Trabalhista aplicável na data da rescisão. |
| If within two (2) years following a Change in Control the Executive's employment shall be terminated by the Company without Cause or by the Executive for Good Reason (a "Change in Control Termination"), the Company shall immediately, and in all events within thirty (30) days after the date of termination, pay the Executive the sum of (x) one (1) time the Base | Se, dentro de 2 (dois) anos após uma Mudança de Controle, a contratação do Executivo for rescindida pela Sociedade sem Justa Causa ou pelo Executivo por Bom Motivo (doravante denominada "Rescisão por Mudança de Controle"), a Sociedade pagará imediatamente ao Executivo, e, em todas as ocasiões, dentro |

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| Salary (at the rate in effect on the date of such termination), (y) a pro rata portion of the bonus or other incentive benefits to which the Executive would have been entitled for the year of termination had the Executive remained employed for the entire year, plus (z) a bonus in an amount equal to the three (3) year average of the awards received by the participant during the prior two (2) completed years and the current year's trend (based upon results through the month most recently complete prior to the termination, extrapolated for the complete year) multiplied by one (1) time. Any payment due to the Executive with respect to clause (y) and (z) that is calculated based upon the Company's Management Incentive Plan shall be reduced by any similar amounts received by the Executive under such plan. Also, notwithstanding the foregoing, in the event of a Change in Control Termination, the Company shall continue the Executive's life and group health coverage for a period of one (1) year, subject to the same payments by the Executive that the Executive was required to make prior to termination. Notwithstanding the foregoing, the Company shall be entitled to modify the group health benefits provided such modifications are applicable to all similarly situated management employees. To the extent that the Company is not able to continue life or group health benefits as a result of the terms of the applicable plans or insurance policies, the Company shall pay the Executive the cost, no less frequently than monthly, that the Executive must incur to obtain such benefits privately. | de 30 (trinta) dias após a data de rescisão, a soma de (x) 1 (uma) vez o Salário-Base (à taxa em vigor na data da referida rescisão), (y) uma parte pro rata dos bônus ou outros benefícios de incentivo, aos quais o Executivo teria direito no ano da rescisão caso tivesse permanecido empregado pelo ano inteiro, mais (z) um bônus em uma quantia igual à média de prêmios dos três (3) anos recebidos pelo participante durante os dois (2) anos completos prévios e a direção do ano atual (baseando-se nos resultados até o mês mais recentemente completo antes da rescisão, extrapolado para o ano completo) multiplicada 1 (uma) vez. Qualquer pagamento devido ao Executivo com relação à cláusula (y) e (z) que for calculado com base no Plano de Incentivo à Gestão da Sociedade será reduzido por quaisquer quantias similares recebidas pelo Executivo de acordo com o referido plano. Além disso, não obstante o acima exposto, no caso de uma Rescisão por Mudança de Controle, a Sociedade dará continuidade à cobertura de seguro de vida e de saúde conjunto do Executivo por um período de 1 (um) ano, sujeito aos mesmos pagamentos pelo Executivo que foi requerido que o Executivo efetuasse antes da rescisão. Não obstante o acima exposto, a Sociedade terá o direito de alterar os benefícios de seguro de saúde conjunto, contanto que as referidas alterações sejam aplicáveis a todos os funcionários de gestão similarmente situados. À medida que a Sociedade não possa dar continuidade aos benefícios de seguro de vida ou de seguro de saúde conjunto como resultado dos termos dos planos ou políticas de seguro aplicáveis, a Sociedade pagará ao Executivo os custos, no mínimo mensalmente, que o Executivo deva incorrer para obter os referidos benefícios de maneira particular. |
| For the purposes of this Agreement, the term "Change in Control" shall mean change in the ownership of the Company, change in the effective control of the Company or change in ownership of a substantial portion of the Company's assets, as described in Section 280G of the Code, including each of the following: (i) a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by | Para as finalidades do presente Contrato, o termo "Mudança de Controle" significará mudança na propriedade da Sociedade, mudança no controle efetivo da Sociedade ou mudança na propriedade de uma parte substancial dos ativos da Sociedade, conforme descrito no Artigo 280G do Código, incluindo cada um dos seguintes itens: (i) uma mudança na propriedade da Sociedade que ocorra na data em que uma pessoa, ou mais de uma pessoa atuando como um grupo, adquira a propriedade de |

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| such person or group, possess more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company (unless any one person, or more than one person acting as a group, who is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, acquires additional stock); (ii) change in the effective control of the Company is presumed (which presumption may be rebutted by the Compensation Committee of the Board) to occur on the date that either: any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of such Company; (iii) a majority of members of the Company's Board is replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board prior to the date of the appointment or election of such new directors; or (iv) a change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total fair market value equal to forty percent (40%) or more of the total fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions unless the assets are transferred to: a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly by the Company; a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding stock of the Company; or an entity, at least fifty percent (50%) of the total value or voting power is owned, directly or indirectly, by a person, or more than one person acting as a group, that owns directly or indirectly, fifty percent (50%) or more of the total value of voting power of all of the outstanding stock of the Company. | ações da Sociedade que, junto com as ações detidas pela referida pessoa ou grupo, possua mais de 50% (cinqüenta por cento) do valor justo de mercado total ou do poder de voto total das ações da Sociedade (a menos que uma pessoa, ou mais de uma pessoa atuando como um grupo, que for considerada como detentora de mais de 50% (cinqüenta por cento) do valor justo de mercado total ou do poder de voto total das ações da Sociedade, adquira ações adicionais); (ii) presume-se que uma mudança no controle efetivo da Sociedade (presunção esta que pode ser refutada pelo Comitê de Remuneração do Conselho) ocorra na data em que: uma pessoa, ou mais de uma pessoa atuando como um grupo, adquira (ou tenha adquirido durante o período de 12 (doze) meses findo na data da aquisição mais recente pela referida pessoa ou pessoas) a propriedade de ações da Sociedade que possuam 30% (trinta por cento) ou mais do poder de voto total das ações da referida Sociedade; (iii) a maioria dos membros do Conselho da Sociedade seja substituída durante qualquer período de 12 (doze) meses por conselheiros cuja nomeação ou eleição não seja endossada pela maioria dos membros do Conselho da Sociedade antes da data da nomeação ou eleição dos referidos novos conselheiros; ou (iv) uma mudança na propriedade de uma parte substancial dos ativos da Sociedade ocorra na data em que uma pessoa, ou mais de uma pessoa atuando como um grupo, adquira (ou tenha adquirido durante o período de 12 (doze) meses findo na data da aquisição mais recente pela referida pessoa ou pessoas) ativos provenientes da Sociedade que possuam um valor justo de mercado total igual a 40% (quarenta por cento) ou maior que o valor justo de mercado total de todos os ativos da Sociedade imediatamente antes da referida aquisição ou aquisições, a menos que os ativos sejam transferidos para: um acionista da Sociedade (imediatamente antes da transferência de ativos) em troca de (ou em relação às) suas ações; uma entidade, 50% (cinqüenta por cento) ou mais do valor total ou poder de voto que for detido, direta ou indiretamente, pela Sociedade; uma pessoa, ou mais de uma pessoa atuando como um grupo, que detenha, direta ou indiretamente, 50% (cinqüenta por cento) ou mais do valor total ou poder de voto de todas as ações em |

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| | circulação da Sociedade; ou uma entidade, pelo menos 50% (cinqüenta por cento) do valor total ou poder de voto que for detido, direta ou indiretamente, por uma pessoa, ou mais de uma pessoa atuando como um grupo, que detenha, direta ou indiretamente, 50% (cinqüenta por cento) ou mais do valor total ou poder de voto de todas as ações em circulação da Sociedade. |
| **6. NOTICES**. For the purpose of this Agreement, notices and all other communications to either party hereunder provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or mailed by certified first-class mail, postage prepaid, addressed: | **6. NOTIFICAÇÕES**. Para as finalidades do presente Contrato, notificações e todas as demais comunicações a qualquer uma das partes, de acordo com o presente, dispostas no Contrato serão por escrito e consideradas como tendo sido devidamente recebidas quando entregues pessoalmente ou enviadas por correio de primeira classe certificado, postagem pré-paga, endereçadas: |
| or to such other address as either party shall designate by giving written notice of such change to the other party. | ou a qualquer outro endereço que qualquer uma das partes designar, por meio da entrega de notificação por escrito da referida alteração à outra parte. |
| **7. ARBITRATION**. Any controversy or dispute arisen from or connected with this agreement shall be resolved by arbitration (“Arbitration”), pursuant to Law 9.307/96. | **7. ARBITRAGEM**. Qualquer divergência ou controvérsia oriunda do (ou relacionada ao) presente contrato será decidida por arbitragem (doravante denominada “Arbitragem”), de acordo com a Lei 9.307/96. |
| 7.1 The Arbitration will be conducted and managed by the *Centro de Mediação e Arbitragem da Câmara de Comércio Brasil-Canadá* (“CCBC”), in accordance with the rules of this specialized institution (“Rules”). The | 7.1 A Arbitragem será conduzida e administrada pelo Centro de Mediação e Arbitragem da Câmara de Comércio Brasil-Canadá (doravante denominado “CCBC”), de acordo com os regulamentos dessa |

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| arbitration shall be conducted before a panel of 3 arbitrators. Each party shall indicate one arbitrator and his respective substitute, according to the time set forth in the Rules. The arbitrators appointed by the parties shall jointly appoint the third arbitrator, who will be the chairman of the arbitration. If one of the parties fails to appoint the arbitrator and/or his respective substitute, CCBC will be responsible for doing so. Likewise, by the same token, if the arbitrators indicated by the parties also fail to indicate the third arbitrator CCBC shall nominate such third arbitrator. The parties and the arbitrators are subject to strict confidentiality. | instituição especializada (doravante denominados "Regulamentos"). A arbitragem será conduzida perante um grupo de 3 árbitros. Cada parte indicará um árbitro e seu respectivo substituto, de acordo com tempo estabelecido nos Regulamentos. Os árbitros nomeados pelas partes nomearam conjuntamente um terceiro árbitro, o qual será o presidente da arbitragem. Se uma das partes falhar em nomear o árbitro e/ou seu respectivo substituto, o CCBC será responsável por essa nomeação. Outrossim, se, da mesma forma, os árbitros indicados pelas partes também falharem em indicar o terceiro árbitro, o CCBC nomeará o referido terceiro árbitro. As partes e os árbitros estão sujeitos a estrita confidencialidade. |
| 7.2 Once commenced the Arbitration, CCBC has jurisdiction to resolve any dispute or controversy arisen from or connected with the matter in controversy, including those incidental, injunctive and or coercive. The losing party shall pay the expenses related to any dispute, unless otherwise fixed by the arbitrators. | 7.2 Assim que a Arbitragem tiver início, o CCBC terá jurisdição para resolver qualquer controvérsia ou divergência oriunda do (ou relacionada ao) assunto divergente, incluindo os incidentais, liminares e/ou coercitivos. A parte perdedora pagará as despesas relacionadas a qualquer controvérsia, a menos que de outro modo estabelecido pelos árbitros. |
| 7.3 Notwithstanding Sections 7 to 7.2 above, each party holds the right of requiring the following judicial measures, mischaracterizing waive to the arbitral procedure:<br><br>(i) measures related to controversies immediately enforceable (legal execution or obligation to do);<br>(ii) measures related to injunction, requests to protect rights, before the installation of the arbitration and/or to guarantee the due result of the arbitral procedure;<br>(iii) measure to enforce any arbitral decision, inclusive the final award. | 7.3 Não obstante as Cláusulas 7 a 7.2 acima, cada parte possui o direito de requerer as seguintes medidas legais, descaracterizando renúncia ao processo arbitral:<br><br>(i) medidas relacionadas a divergências imediatamente exeqüíveis (execução ou obrigação legal para que seja feito);<br>(ii) medidas relacionadas a liminar, solicitações para proteger direitos, antes do estabelecimento da arbitragem e/ou garantir o devido resultado do processo arbitral;<br>(iii) medida para fazer vigorar qualquer decisão arbitral, inclusive a sentença final. |
| 7.4 The venue for the Arbitration will be the Capital of the State of São Paulo. The official language of the Arbitration shall be Portuguese and the applicable law shall be the Brazilian one. | 7.4 O foro para a Arbitragem será a Capital do Estado de São Paulo. O idioma oficial da Arbitragem será o português e a lei aplicável será a brasileira. |
| 7.5 The parties agree that any order, decision or determination of the Arbitration Chamber herein elected is definitely binding and that the arbitral award can be judicially enforced. | 7.5 As partes acordam que qualquer ordem, decisão ou determinação da Câmara de Arbitragem ora eleita é definitivamente vinculatória e que a |

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| | sentença arbitral pode ser judicialmente executada. |
| Executive initials: [redacted]<br>Company initials: [redacted] | Rubrica do Executivo: [redacted]<br>Rubrica da Sociedade: [redacted] |
| **8. DEFERRED COMPENSATION PLAN OMNIBUS PROVISIONS.** Notwithstanding any other provision of this Agreement, it is intended that any payment or benefit which is provided pursuant to or in connection with this Agreement which is considered to be deferred compensation subject to Section 409A of the U.S. Internal Revenue Code shall be provided and paid in a manner, and at such time, including without limitation payment and provision of benefits only in connection with a permissible payment event contained in Section 409A (e.g., death or separation from service from the Company and its affiliates as defined for purposes of Section 409A of the Code), and in such form, as complies with the applicable requirements of Section 409A of the Code, to avoid the unfavorable tax consequences provided therein for non-compliance. For purposes of this Agreement, all rights to payments and benefits hereunder shall be treated as rights to receive a series of separate payments and benefits to the fullest extent allowed by Section 409A of the Code. If Executive is a "specified employee" (as defined in Section 409A of the Code) and any of the Company's stock is publicly traded on an established securities market or otherwise, then payment of any amount or provision of any benefit under this Agreement which is considered to be deferred compensation subject to Section 409A of the Code shall be deferred for six (6) months as required by Section 409A(a)(2)(B)(i) of the Code (the "409A Deferral Period"). In the event such payments are otherwise due to be made in installments or periodically during the 409A Deferral Period, the payments which would otherwise have been made in the 409A Deferral Period shall be accumulated and paid in a lump sum as soon as the 409A Deferral Period ends, and the balance of the payments shall be made as otherwise scheduled. In the event benefits are required to be deferred, any such benefit may be provided during the 409A Deferral Period at Executive's expense, with Executive having a right to reimbursement from the Company once the 409A Deferral Period ends, and the balance of the benefits shall be provided as otherwise scheduled. For purposes of this Agreement, any termination of | **8. DISPOSIÇÕES ABRANGENTES DO PLANO DE REMUNERAÇÃO DIFERIDO.** Não obstante qualquer outra disposição do presente Contrato, pretende-se que qualquer pagamento ou benefício, fornecido de acordo com o (ou em relação ao) presente Contrato, o qual é considerado como sendo remuneração diferida sujeita ao Artigo 409A do Código da Receita Interna dos Estados Unidos, seja fornecido de maneira, na ocasião, incluindo entre outros, pagamento e fornecimento de benefícios apenas em relação a um caso de pagamento permissível contido no Artigo 409A (por exemplo, falecimento ou separação do serviço da Sociedade e suas afiliadas, conforme definido para as finalidades do Artigo 409A do Código), e de forma, conforme cumpra as exigências aplicáveis do Artigo 409A do Código, a impedir as conseqüências fiscais desfavoráveis nele dispostas por não cumprimento. Para as finalidades do presente Contrato, todos os direitos a pagamentos e benefícios, de acordo com o presente, serão considerados como direitos de receber uma série de pagamentos e benefícios separados até a máxima extensão permitida pelo Artigo 409A do Código. Se o Executivo for um "funcionário especificado" (conforme definido no Artigo 409A do Código) e qualquer uma das ações da Sociedade for publicamente negociada em um mercado de valores mobiliários renomado ou de outra forma, então o pagamento de qualquer quantia ou fornecimento de qualquer benefício de acordo com o presente Contrato, o qual é considerado como sendo remuneração diferida sujeita ao Artigo 409A do Código, será diferido por 6 (seis) meses, conforme requerido pelo Artigo 409A(a)(2)(B)(i) do Código (doravante denominado "Período de Diferimento 409A"). Caso os referidos pagamentos devam, de outra forma, ser efetuados em parcelas ou periodicamente durante o Período de Diferimento 409A, os pagamentos que teriam, de outra forma, sido efetuados no Período de Diferimento 409A serão acumulados e pagos em uma soma integral assim que o Período de |

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| employment will be read to mean a "separation from service" within the meaning of Section 409A of the Code where it is reasonably anticipated that no further services would be performed after such date or that the level of bona fide services Executive would perform after that date (whether as an employee or independent contractor) would permanently decrease to less than fifty percent (50%) of the average level of bona fide services performed over the immediately preceding thirty-six (36)-month period. | Diferimento 409A terminar, e o saldo dos pagamentos será efetuado conforme de outra forma programado. Caso seja requerido o diferimento dos benefícios, qualquer referido benefício poderá ser fornecido durante o Período de Diferimento 409A, às custas do Executivo, sendo que o Executivo terá direito a reembolso pela Sociedade assim que o Período de Diferimento 409A terminar e o saldo dos pagamentos será efetuado conforme de outra forma programado. Para as finalidades do presente Contrato, qualquer rescisão de contratação será lida com o sentido de "separação do serviço", dentro do significado do Artigo 409A do Código, no qual se espera razoavelmente que nenhum outro serviço seja prestado após a referida data ou que o nível de serviços de boa-fé que Executivo prestaria após essa data (seja como um funcionário ou autônomo) diminuiria permanentemente para menos que 50% (cinqüenta por cento) do nível médio de serviços de boa-fé prestados durante o período imediatamente precedente de 36 (trinta e seis) meses. |
| **9. NO WAIVER**. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is approved by the Board and agreed to in a writing signed by the Executive and such officer as may be specifically authorized by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other provisions or conditions of this Agreement at the same or at any prior or subsequent time. | **9. INEXISTÊNCIA DE RENÚNCIA**. Nenhuma disposição do presente Contrato poderá ser modificada, renunciada ou desobrigada a menos que a referida renúncia, modificação ou desobrigação seja aprovada pelo Conselho e acordada em um instrumento por escrito assinado pelo Executivo e pelo diretor que for especificamente autorizado pelo Conselho. Nenhuma renúncia, por qualquer uma das partes do presente, a qualquer momento, de qualquer violação pela outra parte do presente, de (ou do cumprimento de) qualquer condição ou disposição do presente Contrato, a ser desempenhada pela referida outra parte, será considerada uma renúncia de quaisquer outras disposições ou condições do presente Contrato, na mesma ocasião ou em qualquer ocasião posterior ou subseqüente. |
| **10. SUCCESSORS AND ASSIGNS**. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Executive's rights under this Agreement shall inure to the benefit of and be binding upon his heirs and executors. | **10. SUCESSORES E CESSIONÁRIOS**. Os direitos e obrigações da Sociedade, de acordo com o presente Contrato, vigorarão em benefício dos (e serão vinculatórios aos) sucessores e cessionários da Sociedade e os direitos do Executivo, de acordo com o presente Contrato, vigorarão em benefício |

DS DS DS

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| Neither this Agreement or any rights or obligations of the Executive herein shall be transferable or assignable by the Executive. | dos (e serão vinculatórios aos) seus herdeiros e testamenteiros. Nem o presente Contrato, nem quaisquer direitos ou obrigações do Executivo constantes no presente serão passiveis de transferência ou cessão pelo Executivo. |
| **11. VALIDITY.** The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. The parties intend for each of the covenants contained in Section 4 to be severable from one another. | **11. VALIDADE.** A invalidade ou inexequibilidade de qualquer disposição ou disposições do presente Contrato não afetará a validade ou exeqüibilidade de quaisquer outras disposições do presente Contrato, as quais permanecerão em pleno vigor e efeito. As partes tencionam que cada um dos acordos contidos na Cláusula 4 seja independente um do outro. |
| **12. SURVIVAL.** The provisions of Section 4 hereof shall survive the termination of Executive's employment and shall be binding upon the Executive's personal or legal representative, executors, administrators, successors, heirs, distributes, devisees and legatees and the provisions of Section 5 hereof relating to payments and termination of the Executive's employment hereunder shall survive such termination and shall be binding upon the Company. | **12. PERMANÊNCIA EM VIGOR.** As disposições da Cláusula 4 do presente permanecerão em vigor após a rescisão da contratação do Executivo e serão vinculatórias ao representante pessoal ou legal, testamenteiros, administradores, sucessores, herdeiros, herdeiros parciais, beneficiários e legatários do Executivo, e as disposições da Cláusula 5 do presente, relacionadas a pagamentos e rescisão da contratação do Executivo, de acordo com o presente, permanecerão em vigor após a referida rescisão e serão vinculatórias à Sociedade. |
| **13. COUNTERPARTS**. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. | **13. VIAS**. O presente Contrato poderá ser firmado em uma ou mais vias, sendo que cada uma delas será considerada um original, mas todas juntas constituirão o mesmo instrumento. |
| **14. ENTIRE AGREEMENT.** This Agreement constitutes the full agreement and understanding of the parties hereto with respect to the subject matter hereof and all prior or contemporaneous agreements or understandings are merged herein. The parties to this Agreement each acknowledge that both of them and their respective agents and advisors were active in the negotiation and drafting of the terms of this Agreement. | **14. CONTRATO INTEGRAL.** O presente Contrato constitui o contrato e entendimento integrais entre as partes do presente, com relação ao assunto ora exposto e todos os contratos ou entendimentos prévios ou contemporâneos são absorvidos pelo presente. Cada uma das partes do presente Contrato reconhece que ambas e seus respectivos agentes e consultores atuarão na negociação e elaboração dos termos do presente Contrato. |
| **15. GOVERNING LAW.** The validity, construction and enforcement of this Agreement, and the determination of the rights and duties of the parties hereto, shall be governed by the laws of Brazil. | **15. DIREITO APLICÁVEL.** A validade, interpretação e exeqüibilidade do presente Contrato, e a determinação dos direitos e deveres das partes do presente, serão regidas pelas leis do Brasil. |

DS DS DS

**16. LANGUAGE.** This Agreement is valid in both English and Portuguese versions. In case of divergence between such texts Portuguese version shall prevail.

**17. Enforceability.** This Agreement is executed on this date, but its effects retroact to 01 January, 2020, date which the Executive was hired as Senior Vice President South America in the Company.

**18. DEFERRED COMPENSATION PLAN PROVISIONS.** Notwithstanding any other provision of this Agreement, it is intended that any payment or benefit which is provided pursuant to or in connection with this Agreement which is considered to be deferred compensation plan shall be provided and paid 6 (six) months after the termination of this agreement, except for mandatory labor dues which will be paid in accordance with local laws and regulations.

**For purposes of this Agreement, all rights to payments and benefits hereunder shall be treated as rights to receive a series of separate payments and benefits.**

**IN WITNESS WHEREOF**, the parties hereto have executed this Agreement.

**COMPANY: AGCO DO BRASIL SOLUÇÕES AGRÍCOLAS LTDA**

By: DocuSigned by: Lucinda Smith 2608510B42F44C6...

Name: Lucinda Smith
Title: Sr. Vice President, Global Business Services

By: DocuSigned by: Uton Henry 3775BC55B2F945F...

Name: Uton Henry
Title: Dir, Total Rewards

**EXECUTIVE: LUIS FERNANDO SARTINI FELLI**

DocuSigned by: L Felli 1E163E4AED2945A...

**16. IDIOMA.** O presente Contrato é válido nas versões em inglês e em português. Em caso de divergência entre elas, prevalecerá a versão em português.

**17. Exeqüibilidade.** O presente Contrato é firmado na presente data, mas seu efeito retroage ao dia 01 de Janeiro de 2020, data em que o Executivo foi promovido ao cargo de Vice Presidente Senior & Gerente Geral América do Sul.

**18. DISPOSIÇÕES DE PLANO DE COMPENSAÇÃO DIFERIDA.** Não obstante qualquer outra disposição deste contrato, pretende-se que qualquer pagamento ou benefício fornecido de acordo com este contrato, que seja considerado um plano de compensação diferido, seja fornecido e pago 6 (seis) meses após o término deste contrato, exceto os pagamentos rescisórios mandatórios que serão creditados de acordo com a legislação local.

**Para os fins deste Contrato, todos os direitos a pagamentos e benefícios a seguir mencionados serão tratados como direitos a receber uma série de pagamentos e benefícios separados.**

**ESTANDO ASSIM JUSTAS E CONTRATADAS**, as partes assinaram o presente Contrato.

**SOCIEDADE: AGCO DO BRASIL SOLUÇÕES AGRÍCOLAS LTDA**

Por: DocuSigned by: Lucinda Smith 2608510B42F44C6...

Nome: Lucinda Smith
Cargo: Sr. Vice President, Global Business Services

Por: DocuSigned by: Uton Henry 3775BC55B2F945F...

Nome: Uton Henry
Cargo: Dir, Total Rewards

**EXECUTIVO: LUIS FERNANDO SARTINI FELLI**

DocuSigned by: L Felli 1E163E4AED2945A...

DS DS

**Witnesses:**

1.

DocuSigned by:
Sheila Fonseca
75C61BD066ED416...

Name: Sheila Fonseca
Title: Diretora de Recursos Humanos

2.

DocuSigned by:
KATHIA DE SOUZA RAIMUNDO
977B5B93E380408...

Name: KATHIA DE SOUZA RAIMUNDO
Title: Sr Manager, Human Resources, SA

**Testemunhas:**

1.

DocuSigned by:
Sheila Fonseca
75C61BD066ED416...

Nome: Sheila Fonseca
Cargo: Diretora de Recursos Humanos

2.

DocuSigned by:
KATHIA DE SOUZA RAIMUNDO
977B5B93E380408...

Nome: KATHIA DE SOUZA RAIMUNDO
Cargo: Sr Manager, Human Resources, SA